UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2022

Jialijia Group Corporation Limited

(Exact name of registrant as specified in its charter)

Nevada	333-209900	35-2544765
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 402, Unit B, Building 5,Guanghua Community, Guanghua Road, Tianning District, Changzhou, Jiangsu, China
(Address of principal executive offices)
+86 (519) 8980-1180
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common	RZZN	NA

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 4.01  Change in Registrant’s Certifying Accountant

On March 15, 2022, the Board of Directors of Jialijia Group Corporation Limited, a Nevada corporation (“we” or “us”), approved the resignation of KCCW Accountancy Corp. (“KCCW”) as our independent registered public accountant., effective immediately. The reports of KCCW on the Company’s consolidated financial statements for the years ended December 31, 2020 and 2019 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of KCCW on the Company’s consolidated financial statements as of and for the years ended December 31, 2020 and 2019 contained explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has not generated any revenues and has incurred operating losses since inception, which raised doubt about its ability to continue as a going concern.

During the years ended December 31, 2020 and 2019, the Company has not had any disagreements with KCCW on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to KCCW’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s consolidated financial statements for such periods.

During the years ended December 31, 2020 and 2019, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

We have requested that KCCW furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of this letter is included herewith as Exhibit 16.1.

Concurrently therewith, we retained the firm of Olayinka Oyebola & Co. (“OO”), to audit our consolidated financial statements for our fiscal year ending December 31, 2021.

During the fiscal years ended December 31, 2020 and 2019, and through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted OO regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and OO did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was either the subject of a disagreement with KCCW on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of KCCW, would have caused KCCW to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations.

Item 9.01. Financial Statements and Exhibits.

(c). Exhibits.

Number	Exhibit

16.1	Consent of KCCW Accountancy Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jialijia Group Corporation Limited
Dated: March 15, 2022

	By:	/s/ Na Jin
Na Jin
Chief Executive Officer, Chief Financial Officer

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